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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 333-94983, and Form S-3, No. 333-48890) of PMR Corporation of our report dated June 21, 2002, with respect to the consolidated financial statements and schedule of PMR Corporation included in its Annual Report (Form 10-K) for the year ended April 30, 2002.

                                                           /s/ ERNST & YOUNG LLP

San Diego, California
July 25, 2002